                                 EXHIBIT 10(D)



                            STOCK PURCHASE AGREEMENT


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                  STOCK PURCHASE AGREEMENT DATED AS OF JULY 20,
                  1994, BY AND AMONG THE COLONIAL BANCGROUP,
                  INC., COLONIAL BANK, THE COLONIAL COMPANY,
                  COLONIAL MORTGAGE COMPANY, AND ROBERT E., JAMES K. AND THOMAS H. LOWDER, INCLUDED AS EXHIBIT 2
                  TO THE REGISTRANT'S REGISTRATION STATEMENT ON
                  FORM S-4 REGISTRATION NO. 33-83692 AND
                  INCORPORATED HEREIN BY REFERENCE.


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